Earnings Per Share - Reconciliation of Earnings Used for Earnings per Share Calculations (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Earnings per share [abstract]
Earnings attributable to common shareholders	$ 1,122	$ 1,564
Less: Dividends declared on preference shares	(2)	(3)
Earnings used in consolidated earnings per share	1,120	1,561
Less: Loss from discontinued operations, net of tax	27	6
Earnings used in earnings per share from continuing operations	$ 1,147	$ 1,567